UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2009

TUTOR PERINI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

                   1-6314                                                                                                     04-1717070

     (Commission File Number)                                                                           (IRS Employer Identification No.)

     15901 Olden Street, Sylmar, California                                                                       91342-1093

     (Address of Principal Executive Offices)                                                                      (Zip Code)

(818) 362-8391

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2009, C. L. Max Nikias notified Tutor Perini Corporation (the “Company”) of his decision to resign as a director of the Company, effective immediately. His decision to resign was not as a result of any disagreement with the Company or its management.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 30, 2009.

                                   TUTOR PERINI CORPORATION

                                   /s/Kenneth R. Burk

                                   By:     Kenneth R. Burk
                                   Its:      Executive Vice President and
                                              Chief Financial Officer